                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 1998

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                 33-90786                      13-3818407
            -----------              ----------                   -------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

         2500 Boardwalk
      Atlantic City, New Jersey                                       08401
---------------------------------                                   ---------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:           (609) 441-6060

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   33-90786                       13-3818405
         -----------                -----------                   --------------
(State or other jurisdiction  (Commission File Number)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

         2500 Boardwalk
      Atlantic City, New Jersey                                       08401
-------------------------------                                     -------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:           (609) 441-6060





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ITEM 5:  Other Events.

         On January 8, 1998, Trump Hotels & Casino Resorts, Inc. ("THCR") and Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings") announced that the Board of Directors of THCR has approved the continuation of its stock repurchase program until the end of 1998.

         Reference is made to the news release of THCR and THCR Holdings, dated January 8, 1998, attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7: Financial Statements and Exhibits.

          (c) Exhibits:

         99.1: News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated January 8, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRUMP HOTELS & CASINO RESORTS
                                               HOLDINGS, L.P.

                                               By:  Trump Hotels & Casino
                                                    Resorts, Inc.,
                                                    its general partner



January 21, 1998                              /s/ John P. Burke
                                            -----------------------------------
                                            By:   John P. Burke
                                            Title:Senior Vice President
                                                  and Corporate Treasurer


                                               TRUMP HOTELS & CASINO RESORTS
                                               FUNDING, INC.



January 21, 1998                               /s/ John P. Burke
                                            -----------------------------------
                                            By:   John P. Burke
                                            Title:Senior Vice President
                                                  and Corporate Treasurer





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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                Description                             Numbered Page

99.1                       News Release of Trump
                           Hotels & Casino Resorts, Inc. and
                           Trump Hotels & Casino Resorts
                           Holdings, L.P., dated January 8, 1998